UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):             August 12, 2015

Commission file numbers:
SunGard SunGard Capital Corp. II SunGard Data Systems Inc.	000-53653 000-53654 1-12989

SunGard®

SunGard® Capital Corp. II

SunGard® Data Systems Inc.

(Exact name of registrant as specified in its charter)

Delaware Delaware Delaware	20-3059890 20-3060101 51-0267091
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

                    Not Applicable

(Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Merger Agreement

On August 12, 2015, Fidelity National Information Services, Inc., a Georgia corporation (“FIS”), SunGard, a Delaware corporation (“SunGard”), SunGard Capital Corp. II, a Delaware Corporation (“SCCII”), Seahawk Merger Sub 1, Inc., a Delaware corporation and a wholly-owned subsidiary of FIS (“Merger Sub 1”), Seahawk Merger Sub, LLC, a Delaware limited liability company and wholly-owned subsidiary of FIS (“Merger Sub 2”) and Seahawk Merger Sub 3, Inc., a Delaware corporation and wholly-owned subsidiary of FIS (“Merger Sub 3”, and together with Merger Sub 1 and Merger Sub 2, the “Merger Subs”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which (i) Merger Sub 1 will merge with and into SunGard (“Merger 1”), with SunGard continuing as the surviving corporation (the “Merger 1 Surviving Corporation”), (ii) the Merger 1 Surviving Corporation will merge with and into Merger Sub 2 (the “Follow-On Merger 1”), with Merger Sub 2 continuing as the surviving company (the “Follow-On 1 Surviving Company”), (iii) Merger Sub 3 will merge with and into SCCII (“Merger 2”), with SCCII continuing as the surviving corporation (the “Merger 2 Surviving Corporation”), and (iv) the Merger 2 Surviving Corporation will merge with and into the Follow-On 1 Surviving Company (the “Follow-On Merger 2” and, together with Merger 1, Follow-On Merger 1 and Merger 2, the “Mergers”), with the Follow-On 1 Surviving Company continuing as the surviving company and as a wholly owned subsidiary of FIS.

Subject to the terms and conditions of the Merger Agreement, which has been approved by the board of directors of each of FIS, Merger Sub 1, Merger Sub 3, SunGard and SCCII and the managing member of Merger Sub 2, at the effective time of the Mergers and without any action on the part of the holders thereof, the outstanding shares of SunGard Class L common stock (“Class L Common Stock”) and SCCII Preferred Stock (as defined below) and the vested options, vested appreciation units and vested restricted stock units (“RSUs”) of SunGard and SCCII, as described below, will be converted into the right to receive an aggregate of 44,663,899 shares of common stock of FIS and $2,288,700,000 in cash, subject to certain adjustments and less the number of FIS shares representing unvested RSUs of SunGard and SCCII that will be converted into RSUs of FIS at the closing of the Mergers, as described below. Each outstanding share of SunGard Class A common stock (“Class A Common Stock”) and SCCII common stock will be cancelled, retired and cease to exist, and no consideration will be delivered in exchange therefor. In connection with the Mergers, FIS will also assume, repay or refinance all of SunGard’s outstanding debt, totaling approximately $4.6 billion as of June 30, 2015.

Immediately prior to the consummation of the Mergers, each outstanding unvested option and appreciation unit of SunGard and SCCII, other than any underwater options or appreciation units of SunGard and SCCII, will fully vest. On the consummation of the Mergers, each outstanding vested option, vested appreciation unit, and vested RSU of SunGard and SCCII will, without any further action on the part of any holder thereof, be canceled. In respect of each canceled vested RSU of SunGard and SCCII, the holder thereof will receive the amount of merger consideration payable in respect of the Class L Common Stock and SCCII Preferred Stock underlying the canceled RSU. In respect of each canceled vested option and vested appreciation unit (other than any underwater options or appreciation units), the holder thereof will receive the amount by which the merger consideration payable in respect of the Class L Common Stock and SCCII Preferred Stock underlying the canceled options or appreciation units exceeds the applicable exercise price or base price. Generally, each unvested RSU of SunGard and SCCII outstanding immediately prior to the consummation of the Mergers will not become fully vested, but will instead be converted into the number of RSUs of FIS common stock obtained by dividing the value, as of shortly prior to the closing of the Mergers, of the aggregate merger consideration that would have otherwise been payable in respect of the Class L

Common Stock and SCCII Preferred Stock underlying such unvested RSU by the value, as of shortly prior to the closing of the Mergers, of a share of FIS common stock.

The consummation of the Mergers is subject to certain customary closing conditions, including, among others, (i) the requisite approval of the Mergers by the stockholders of SunGard and SCCII, (ii) the absence of any law or order that is in effect and restrains, enjoins or otherwise prohibits the Mergers, (iii) the receipt of specified regulatory approvals or the expiration or termination of applicable waiting periods, including under the applicable antitrust laws of certain jurisdictions, including the expiration or termination of the applicable waiting period under the Hart-Scott Rodino Antitrust Improvements Act of 1976, as amended, (iv) the Form S-4 to be filed by FIS with respect to the shares of the FIS common stock to be issued in the Mergers being declared effective by the Securities and Exchange Commission (the “SEC”), (v) the shares of common stock of FIS to be issued in the Mergers being approved for listing on the New York Stock Exchange and (vi) FIS’s legal counsel not having been informed in writing that any of the statements contained in certain tax representation letters delivered by SunGard and each of the Sponsor Stockholders (as defined below) are or have become untrue or incorrect in any respect (provided that this condition will be deemed satisfied with respect to certain statements in such letters related to FIS in the event that at or immediately prior to the closing of the Mergers, FIS does not execute and deliver to its legal counsel (with a copy to SunGard) a tax representation letter in the form previously agreed among the parties).

The Merger Agreement contains certain termination rights by either FIS or SunGard, including if (i) the Merger is not consummated by June 30, 2016 or (ii) any governmental authority of competent jurisdiction has taken any action prohibiting the consummation of any of the Mergers substantially on the terms contemplated by the Merger Agreement. In addition, in certain circumstances, FIS may terminate the Merger Agreement if (i) SunGard and SCCII stockholder approval is not obtained by the 25th business day following the effectiveness of the Form S-4 or (ii) SunGard materially breaches any of its representations, warranties or covenants in the Merger Agreement (and does not cure within 20 days after written notice of such breach or, if earlier, by the 3rd day prior to the termination date) such that the closing conditions relating thereto cannot be satisfied. Further, in certain circumstances, SunGard may terminate the Merger Agreement if FIS or any Merger Sub breaches any of its respective representations, warranties or covenants in the Merger Agreement (and does not cure within 20 days after written notice of such breach or, if earlier, by the 3rd day prior to the termination date) such that the closing conditions relating thereto cannot be satisfied.

The Merger Agreement contains detailed representations and warranties of FIS, the Merger Subs, SunGard and SCCII. FIS and SunGard have agreed to various covenants and agreements, including, among others, an agreement to conduct their respective businesses in the ordinary course during the period prior to the closing of the Mergers and not to engage in certain kinds of transactions during this period. The Merger Agreement generally requires each party to use reasonable best efforts to obtain the required regulatory approvals, subject to certain limitations.

The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1, and is incorporated into this report by reference. The Merger Agreement has been included to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about FIS, SunGard or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties of each of FIS and the Merger Subs, on the one hand, and SunGard and SCCII, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between FIS and the Merger Subs, on the one hand, and SunGard and SCCII, on the other hand. Accordingly, investors and securityholders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts or condition of FIS, the Merger Subs, SunGard or SCCII or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Support and Standstill Agreement

Following the entry into the Merger Agreement, FIS entered into support and standstill agreements (collectively, the “Support and Standstill Agreements”), each dated as of the date of the Merger Agreement, with certain stockholders of SunGard and SCCII (each a “Sponsor Stockholder”) with respect to all shares of Class A Common Stock, Class L Common Stock and SCCII Preferred Stock, in each case, that each such Sponsor Stockholder beneficially owns as of the date thereof, or thereafter. The Class A Common Stock, Class L Common Stock and SCCII Preferred Stock subject to the Support and Standstill Agreements constituted approximately 84% of the outstanding shares of each of the Class A Common Stock, Class L Common Stock and SCCII Preferred Stock as of the date of the Merger Agreement. On the terms and conditions set forth in the Support and Standstill Agreements, each Sponsor Stockholder agreed to deliver a written consent adopting the Merger Agreement and approving the Mergers following the delivery of an effective registration statement on Form S-4 filed by FIS with respect to the shares of FIS common stock acquired in the Mergers, and further, vote in favor of adopting the Merger Agreement and approving the Mergers at any meeting of SunGard and SCCII stockholders and against, among other things, another acquisition proposal or merger.

Financing the Mergers

Concurrently with the entry into the Merger Agreement, FIS entered into a financing commitment letter (the “Bridge Commitment Letter”) with Bank of America, N.A. (“Bank of America”), Merrill Lynch Pierce, Fenner & Smith Incorporated (“MLPFS”), Wells Fargo Bank, National Association (“Wells Fargo Bank”) and Wells Fargo Securities, LLC (“Wells Fargo Securities” and, together with Bank of America, MLPFS and Wells Fargo Bank, the “Finance Parties”), pursuant to which Bank of America and Wells Fargo Bank have committed to provide FIS a $6.9 billion bridge facility (the “Bridge Facility”), including a $4.3 billion backstop facility in the event certain proposed amendments to its existing senior credit facility are not obtained. The commitments of Bank of America and Wells Fargo Bank to provide the Bridge Facility are subject to certain conditions set forth in the Bridge Commitment Letter. FIS will pay customary fees and expenses in connection with obtaining the Bridge Facility.

Additional Information about this Transaction

In connection with the proposed transaction, FIS currently intends to file a Registration Statement on Form S-4 that will include a consent solicitation statement of SunGard. FIS also plans to file other relevant materials with the SEC. STOCKHOLDERS OF SUNGARD ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT/PROSPECTUS TO BE CONTAINED IN THE REGISTRATION STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THESE MATERIALS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. These materials will be made available to the stockholders of SunGard at no expense to them. The consent solicitation statement/prospectus, Registration Statement and other relevant materials, including any documents incorporated by reference therein, may be obtained free of charge at the SEC’s website at www.sec.gov or for free from FIS at www.fisglobal.com or by emailing

info.investorrelations@fisglobal.com. Such documents are not currently available. Investors and securityholders may also read and copy any reports, statements and other information filed by FIS with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 3.03. Material Modification to Rights of Security Holders.

On August 11, 2015, the board of directors of SCCII approved a Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”), reflecting certain amendments to the liquidation rights of the holders of shares of 11.5% Cumulative Preferred Stock, par value $0.001 per share with a liquidation preference of $100 per share (the “SCCII Preferred Stock”), in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of SCCII or a reduction or decrease in capital stock. Later on August 11, 2015, the Certificate of Amendment was approved by the holder of all of the outstanding common stock of SCCII and the holders of a majority of the outstanding SCCII Preferred Stock. The Certificate of Amendment was subsequently filed with the Secretary of State of the State of Delaware and became effective on August 13, 2015. Pursuant to the Certificate of Amendment, the voluntary sale, conveyance, exchange or transfer of all or substantially all of the property or assets of SCCII and the consolidation or merger of SCCII with or into one or more corporations will be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of SCCII.

A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth under the caption “Item 1.01. Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under the caption “Item 3.03 Material Modification to Rights of Security Holders” is incorporated herein by reference.

Forward-looking Statements

This Form 8-K may contain statements, estimates or projections that constitute “forward-looking statements” pursuant to the safe harbor provisions of the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from SunGard’s historical experience and SunGard’s present expectations or projections. These risks include, but are not limited to, the risk that the transaction described herein will not be completed or will not provide the expected benefits, or that FIS will not be able to achieve the synergies anticipated, and other risks detailed in SunGard’s filings with the SEC, including the “Risk Factors” section of SunGard’s Annual Report on Form 10-K for the year ended December 31, 2014, and subsequent SEC filings. Investors and securityholders should not place undue reliance on forward-looking statements, which speak only as of the date they are made. SunGard undertakes no obligation to publicly update or revise any forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 12, 2015, by and among Fidelity National Information Services, Inc., SunGard, SunGard Capital Corp. II, Seahawk Merger Sub 1, Inc., Seahawk Merger Sub, LLC and Seahawk Merger Sub 3, Inc.*
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of SunGard Capital Corp. II, effective as of August 13, 2015.

*Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. SunGard agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNGARD SUNGARD CAPITAL CORP. II SUNGARD DATA SYSTEMS INC.

Date: August 14, 2015	By:	/s/ Charles J. Neral
Charles J. Neral Senior Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 12, 2015, by and among Fidelity National Information Services, Inc., SunGard, SunGard Capital Corp. II, Seahawk Merger Sub 1, Inc., Seahawk Merger Sub, LLC and Seahawk Merger Sub 3, Inc.*
3.1	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of SunGard Capital Corp. II, effective as of August 13, 2015.

*Schedules and exhibits are omitted pursuant to Item 601(b)(2) of Regulation S-K. SunGard agrees to furnish supplementally a copy of any omitted schedules or exhibits to the SEC upon request.